Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Unifi, Inc.
First Quarter Ended
September 23, 2007
Conference Call

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Cautionary Statement
Certain statements included herein contain forward-looking statements, within the meaning of federal security laws, about Unifi, Inc.’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Income Statement Highlights
(Amounts in thousands)

	For the Quarters Ended
	September 2007	September 2006
Total sales from continuing operations	$170,536	$169,944
Loss from continuing operations before income taxes	(16,087)	(10,629)
Loss from continuing operations	(9,156)	(10,080)
Selling, general and administrative expense	14,454	11,289
Interest expense	6,712	6,065
Depreciation expense	9,599	11,124
Net loss	(9,188)	(10,116)

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Balance Sheet Highlights
(Amounts in thousands, except days in receivables/payables)

	September	June	March	December
	2007	2007	2007	2006
Cash	$33,859	$40,031	$26,780	$35,612

Short-Term Debt	$10,548	$9,345	$7,223	$6,236
Long-Term Debt	228,500	234,609	240,022	199,912

Total Debt	$239,048	$243,954	$247,245	$206,148

Equity	$299,244	$304,954	$373,687	$362,006

Net Working Capital (1)	$180,516	$166,008	$176,926	$140,732
Days in receivable	47.9	46.2	47.2	40.9
Days in payables	26.9	29.6	27.4	30.7

(1)	Includes only Accounts Receivable, Inventories and Accounts Payable; excludes discontinued operations

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
EBITDA Reconciliation
to Pre-Tax Income
(Amounts in thousands)

	For the Quarters Ended
	September 2007	September 2006
Pre-tax loss from continuing operations	$(16,087)	(10,629)
Interest expense, net	5,886	5,621
Depreciation and amortization expense	10,470	11,124
Equity in (earnings) losses of unconsolidated affiliates	(178)	1,949
Cash distributions from equity affiliates	694	229
Non cash compensation, net of distributions	109	2,128
Gains/losses on sales of PP&E	(142)	240
Hedging (gains) losses	(115)	44
Write down of long-lived assets	533	1,200
Write down of investment in equity affiliate	4,505	—
Restructuring charges	2,632	—
SG&A severance related charges	2,368	—
Deposit write offs	1,248	—
Kinston site severance charges	822	—

EBITDA	$12,745	$11,906

September 2007 Depreciation and amortization includes $9,599 of depreciation and $871 in amortization related to the Dillon acquisition. All remaining amortization is debt related and is included in Interest expense, net.

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Non-GAAP
Financial Measures
Non-GAAP Financial Measures
     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors.
     EBITDA
     EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude restructuring charges, equity in earnings and losses of unconsolidated affiliates, impairment write-downs, non-cash compensation expense, gains and losses on sales of property, plant and equipment, hedging gains and losses, and deposit write offs, and to include cash distributions from equity affiliates. We present EBITDA as a supplemental measure of our performance and ability to service debt. We also present EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations.
     We believe EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not have an impact on our ability to service our debt. Similarly, we include actual cash distributions from equity affiliates because such cash is available to service our debt. The other items excluded from EBITDA are excluded in order to better reflect our continuing operations.
     In evaluating EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Non-GAAP
Financial Measures – Continued
Our EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using EBITDA only supplementally.

Unifi, Inc.
First Qtr. Conf. Call
October 25, 2007
Investor Day Meetings
•	Meetings scheduled:

New York, New York — November 12, 2007

Los Angeles, California — November 14, 2007

•	Meeting locations and times will be announced at a later date

•	If you are interested in attending either of these meetings, please contact Ms. Rebecca
Landas, Investor Relations Coordinator, at rlandas@unifi.com or at (336) 316-5676